Exhibit 10.44

AMENDMENT NO. 2 TO

RACKABLE SYSTEMS, INC.

REGISTRATION AGREEMENT

THIS AMENDMENT NO. 2 TO RACKABLE SYSTEMS, INC. REGISTRATION AGREEMENT (this “Amendment Agreement”), dated as of May 19, 2005, is adopted, executed and agreed to, for good and valuable consideration, by each of Rackable Systems, Inc., a Delaware corporation (f/k/a Rackable Corporation) (the “Company”), Rackable Investment LLC, a Delaware limited liability company (the “Investor”), Giovanni Coglitore, Nikolai Gallo and Jack Randall. All capitalized terms not defined herein shall have the meanings set forth in the Registration Agreement (as defined below).

WHEREAS, on December 23, 2002, the parties hereto entered into that certain Registration Agreement (the “Original Agreement”).

WHEREAS, on February 2, 2005, the Registration Agreement was amended pursuant to that certain Amendment No. 1 (“Amendment No. 1” and the Original Agreement, as so amended, the “Registration Agreement”).

WHEREAS, the Investor is the holder of a majority of Investor Registrable Securities.

WHEREAS, pursuant to Section 2(a) of the Registration Agreement, whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended, the Company shall give prompt written notice all holders of Registrable Securities of its intention to effect such a registration.

WHEREAS, pursuant to Section 9(d) of the Registration Agreement, the Registration Agreement may be amended and modify by the Company and the holders of a majority of Investor Registrable Securities.

WHEREAS, the parties hereto desire to amend the Registration Agreement as stated below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment to Section 2(c)(B)(i)(X) of the Registration Agreement. The phrase “sixty percent (60%) of the number of shares” in Section 2(c)(B)(i)(x) of the Registration Agreement shall be amended to read “sixty seven percent (67%) of the number of shares”.

Section 2. Amendment to Section 9(d). Section 9(d) is hereby amended to add the following proviso to the end of the sentence: “provided, however, that notwithstanding anything to the contrary set forth in this Agreement, any and all notice requirements with respect to the IPO may be, and have been, waived.”

Section 3. Miscellaneous.

3.01 Continuance of the Registration Agreement. Except as specifically amended by this Amendment Agreement, the Registration Agreement shall remain in full force and effect.

3.02 Counterparts. This Amendment Agreement may be executed in two or more counterparts (including by use of facsimiled signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment Agreement.

3.03 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Rackable Systems, Inc. Registration Agreement to be signed as of the date first above written.

COMPANY

RACKABLE SYSTEMS, INC.

By:	/s/ WILLIAM P. GARVEY
Name:	William P. Garvey
Title:	General Counsel, VP of Corporate Development and Secretary

INVESTOR:

RACKABLE INVESTMENT LLC

By:	Parthenon Investors II, L.P. its Manager
By:	PCap Partners II, LLC, its General Partner
By:	PCap II, LLC, its Managing Member

By:	/s/ JOHN RUTHERFORD
Name:	John Rutherford
Title:	Managing Member

/s/ GIOVANNI COGLITORE
Giovanni Coglitore

/s/ NIKOLAI GALLO
Nikolai Gallo

/s/ JACK RANDALL
Jack Randall